                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        DATE OF REPORT: DECEMBER 19, 2000
                        (Date of earliest event reported)




                            VERSO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




MINNESOTA                 COMMISSION FILE NO. 0-22190              41-1484525
(State of incorporation)                                 (IRS Employer I.D. No.)



                              400 GALLERIA PARKWAY
                                    SUITE 300
                                ATLANTA, GA 30339
                    (Address of principal executive offices)



                                 (770) 612-3500
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 19, 2000, Verso Technologies, Inc. ("Verso") completed the sale of its domestic lodging business and international hospitality business (the "Sale Transaction") pursuant to the terms of that certain Agreement for the Purchase and Sale of Assets by and among Verso, Eltrax Hospitality Group, Inc.("EHGI") and AremisSoft Corporation (the "Purchaser", and together with its subsidiaries and affiliates, the "Purchaser Companies") dated as of September 28, 2000, as amended by letter dated October 18, 2000 and letter dated November 22, 2000 (as so amended, the "Agreement").

         Pursuant to the Agreement, Verso sold and assigned, and the Purchaser Companies purchased and assumed, the operating assets and the operating liabilities of EHGI and Eltrax International, Inc. ("Eltrax International"), Verso's two hospitality subsidiaries. The Sale Transaction was consummated in a series of interrelated asset dispositions pursuant to separate asset acquisition agreements as contemplated by the Agreement with each of the following subsidiaries of Eltrax International: Eltrax Pty Ltd., Eltrax Group, Inc., Eltrax Systems Pty Limited., Eltrax Systems Sdn. Bhd., Eltrax Systems Scandinavia AS, Eltrax Systems Pte Ltd., Eltrax Holdings AG, Eltrax AG, and Eltrax Hospitality UK Ltd.

         The Purchaser Companies paid Verso $10 million cash in consideration of the Sale Transaction and assumed the operating liabilities of EHGI and Eltrax International. The consideration paid to Verso by the Purchaser Companies was determined as a result of negotiations between Verso and the Purchaser Companies. Prior to the Sale Transaction, neither Verso nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with the Purchaser Companies.

         The Sale Transaction does not include the restaurant solutions business of Squirrel Systems, Inc. or the energy management solutions business of Senercomm, Inc., both of which are part of Verso's hospitality business segment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

Not applicable.

(b)      Pro Forma Financial Information.

All required pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

(c)      Exhibits.

The exhibits filed herewith are shown on the Exhibit Index attached hereto and incorporated herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VERSO TECHNOLOGIES, INC.,
                                       a Minnesota corporation


Dated December 29, 2000                By:    /s/ Juliet M. Reising
                                          ----------------------------------
                                              Juliet M. Reising
                                       Its:   Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                                                             Manner
Number                                             Description                                      Filed
------             ---------------------------------------------------------------------            -----
2.1                Agreement for the Purchase and Sale of Assets between AremisSoft            Incorporated by
                   Corporation, the Registrant and Eltrax Hospitality Group, Inc. dated      reference to Exhibit
                   as of September 28, 2000 (the "AremisSoft Agreement"). (Exhibits and        10.16 to Verso's
                   schedules to the AremisSoft Agreement have been omitted; Verso             From 10-Q for the
                   agrees to furnish supplementally to the Commission, upon request, a          Quarter ended
                   copy of these exhibits and schedules).                                       September 30,
                                                                                                    2000

2.2                Letter amending the AremisSoft Agreement dated October 18, 2000.            Filed herewith
                   (Exhibits and schedules to the letter have been omitted; Verso agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).

2.3                Letter amending the AremisSoft Agreement dated November 22, 2000.           Filed herewith
                   (Exhibits and schedules to the letter have been omitted; Verso agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).

2.4                Form of Agreement between AremisSoft Norway AS and Eltrax Systems           Incorporated by
                   Scandinavia AS.                                                          reference to Exhibit
                                                                                           10.20 to Current Report
                                                                                               on Form 8-K dated
                                                                                             December 19, 2000 of
                                                                                                  AremisSoft
                                                                                          Corporation/DE/File no.
                                                                                           7372 ("AremisSoft 8-K")

2.5                Form of Agreement between AremisSoft, AremisSoft Hospitality                Incorporated by
                   (Switzerland) GmbH, Verso, Eltrax AG, and Eltrax Holdings AG.            reference to Exhibit
                                                                                           10.21 to AremisSoft 8-K

2.6                Form of Agreement between AremisSoft, AremisSoft Australia Pty              Incorporated by
                   Limited, Verso, Eltrax Systems Pty Ltd, and Eltrax International         reference to Exhibit
                   Group, Inc.                                                             10.22 to AremisSoft 8-K

2.7                Form of Agreement between AremisSoft, AremisSoft Hospitality (UK)           Incorporated by
                   Limited, Verso, and Eltrax Hospitality UK Ltd                            reference to Exhibit
                                                                                           10.23 to AremisSoft 8-K

2.8                Form of Agreement between AremisSoft, Impact Level (M) Sdn. Bhd.,           Incorporated by
                   Verso, Eltrax Systems Sdn. Bhd., and Eltrax International Inc.           reference to Exhibit
                                                                                           10.24 to AremisSoft 8-K

2.9                Form of Agreement between AremisSoft Hospitality Group (US), Inc.,          Incorporated by
                   Verso, and Eltrax Group, Inc.                                            reference to Exhibit
                                                                                           10.25 to AremisSoft 8-K

2.10               Form of Agreement between AremisSoft, AremisSoft (HK) Corporation           Incorporated by
                   Limited, Verso, Eltrax Systems Pty Limited, and Eltrax International     reference to Exhibit
                   Inc.                                                                    10.26 to AremisSoft 8-K

2.11               Form of Agreement between AremisSoft, Latin America One Pte Ltd,            Incorporated by
                   Verso, and Eltrax Systems Pte Ltd.                                       reference to Exhibit
                                                                                           10.27 to AremisSoft 8-K